UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS (Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System 155 Federal St., Suite 700, Boston, MA 02110 (Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Item 1. Report to Stockholders.

Christopher Weil & Company Core Investment Fund
Ticker CWCFX

For Investors Seeking Long-Term Capital Appreciation

SEMI-ANNUAL REPORT
May 31, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or send-
ing an email request. Your election to receive reports in paper will apply to all funds held with the fund com-
plex/your financial intermediary.

Table of Contents

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND

Sector Allocation	1
Performance Information	1
Schedule of Investments	2
Statement of Assets and Liabilities	5
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights	7

NOTES TO FINANCIAL STATEMENTS	8

DISCLOSURE OF EXPENSES	14

ADDITIONAL INFORMATION	15

Christopher Weil & Company Core Investment Fund (Unaudited)

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
Sector Allocation (as a Percentage of Net Assets)

*Net Cash represents cash equivalents and liabilities in excess of other assets.

PERFORMANCE INFORMATION May 31, 2020 NAV $13.56

Average Annual Total Returns for the Periods ended May 31, 2020.

			Since
	1 Year(A)	5 Year(A)	Inception(A)
Christopher Weil & Company Core Investment Fund	13.21%	6.79%	10.45%
S&P 500® Index (B)	12.84%	9.86%	13.53%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 3/27/2020):
             Gross – 1.52%; Net – 1.24%

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the
Fund’s financial highlights because (a) of the application of waivers as described in Note 4 and (b) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) 1 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvest-
ment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Core
Investment Fund was December 21, 2011.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broad-
er market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE
SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT
REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF
FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN
PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE
AT www.cweil.com. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2020 Semi-Annual Report 1

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		May 31, 2020 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS

COMMUNICATIONS
Services - Computer Programming, Data Processing, Etc.
1,140	Alphabet Inc. Class A *	$1,634,213
1,758	Baidu, Inc. * **	187,315
2,856	Facebook, Inc. Class A *	642,857
		2,464,385
Total for Communications		2,464,385	5.60%

CONSUMER DISCRETIONARY
Cable & Other Pay Television Services
16,890	The Walt Disney Co.	1,981,197
Retail - Department Stores
60,892	Macy's, Inc.	387,273
Services - Advertising Agencies
17,577	Criteo S.A. * **	180,164
Services - Computer Programming, Data Processing, Etc.
17,036	The Rubicon Project, Inc. *	106,816
Services - Educational Services
7,151	K12 Inc. *	176,058
Total for Consumer Discretionary		2,831,508	6.44%

CONSUMER STAPLES
Food and Kindred Products
51,310	The Hain Celestial Group, Inc. *	1,615,239
Total for Consumer Staples		1,615,239	3.67%

FINANCIALS
Banks
5,290	First Republic Bank	572,219
Fire, Marine & Casualty Insurance
5,608	Berkshire Hathaway Inc. Class B	1,040,733
Investment Advice
35,348	Houlihan Lokey, Inc. Class A	2,137,847
National Commercial Banks
21,999	Bank of America Corporation	530,616
31,990	Citigroup Inc.	1,532,641
16,978	JPMorgan Chase & Co.	1,652,129
		3,715,386
Total for Financials		7,466,185	16.98%

HEALTH CARE
Biological Products, (No Diagnostic Substances)
2,160	Amgen Inc.	496,152
Laboratory Analytical Instruments
720	Illumina, Inc. *	261,396
Pharmaceutical Preparations
7,500	Amicus Therapeutics, Inc. *	93,563
28,756	Paratek Pharmaceuticals, Inc. *	127,677
3,000	Schrödinger, Inc. *	205,350
81,942	VBI Vaccines Inc. *	178,634
		605,224
Retail - Drug Stores and Proprietary Stores
26,558	CVS Health Corporation	1,741,408

* Non-Income Producing Securities. ** ADR – American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2020 Semi-Annual Report 2

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		May 31, 2020 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS - Continued

HEALTH CARE - Continued
Services - Business Services, NEC
11,815	Akamai Technologies, Inc. *	$1,250,027
Services - Computer Integrated Systems Design
13,876	Cerner Corporation	1,011,560
Services - Miscellaneous Health & Allied Services, NEC
5,519	Progyny, Inc.	137,754
Surgical & Medical Instruments & Apparatus
46,300	Ra Medical Systems, Inc. *	23,891
Total for Health Care		5,527,412	12.57%

INDUSTRIALS
Fabricated Structural Metal Products
7,729	Valmont Industries, Inc.	881,106
Farm Machinery & Equipment
2,510	Deere & Company	381,821
Measuring & Controlling Devices, NEC
1,000	Rockwell Automation, Inc.	216,160
Retail - Building Materials, Hardware, Garden Supply
7,000	GrowGeneration Corp. *	46,270
Services - Computer Processing & Data Preparation
5,415	Verisk Analytics, Inc. Class A	935,062
Total for Industrials		2,460,419	5.59%

INFORMATION TECHNOLOGY
Computer Communications Equipment
699	Arista Networks, Inc. *	163,189
33,384	Cisco Systems, Inc.	1,596,423
1,059	F5 Networks, Inc. *	153,470
		1,913,082
Computer Peripheral Equipment, NEC
555	Palo Alto Networks, Inc. *	130,575
27,536	Stratasys Ltd. (Israel) *	491,793
		622,368
Computer & Office Equipment
11,293	International Business Machines Corporation	1,410,496
Radio & TV Broadcasting & Communications Equipment
7,489	Ubiquiti Networks, Inc.	1,381,046
Semiconductors & Related Devices
8,973	Micron Technology, Inc. *	429,896
22,626	SolarEdge Technologies, Inc. * +	3,210,629
3,596	Skyworks Solutions, Inc.	426,270
		4,066,795
Services - Business Services, NEC
17,066	MAXIMUS, Inc.	1,229,092
Services - Computer Processing & Data Preparation
57,772	Yext, Inc. *	912,220
Services - Computer Programming Services
17,594	Amdocs Limited (Island of Guernsey)	1,095,403
Services - Prepackaged Software
9,612	Box, Inc. Class A *	192,048

* Non-Income Producing Securities. + Portion or all of the security is pledged as collateral for call options written.

The accompanying notes are an integral part of these financial statements.

2020 Semi-Annual Report 3

Christopher Weil & Company Core Investment Fund
			Schedule of Investments
			May 31, 2020 (Unaudited)
Shares			Fair Value	% of Net Assets
COMMON STOCKS - Continued

INFORMATION TECHNOLOGY - Continued
Telephone & Telegraph Apparatus
14,281 Akoustis Technologies, Inc. *			$ 105,537
Total for Information Technology			12,928,087	29.39%

MATERIALS
Chemicals & Allied Products
21,460 Livent Corporation *			144,640
Metal Mining
23,138 Freeport-McMoRan Inc.			209,862
Total for Materials			354,502	0.81%
Total for Common Stocks (Cost $27,743,900)			35,647,737	81.05%

MONEY MARKET FUNDS
8,284,734 Invesco Short-Term Investments Trust Treasury Portfolio
Institutional Class 0.08% ***			8,284,734	18.83%
(Cost $8,284,734)
CALL/PUT OPTIONS PURCHASED		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value	% of Net Assets
Criteo S.A. * ****	90	$92,250	-
January 15, 2021 Calls @ 25.00
SolarEdge Technologies, Inc. *	40	567,600	800
June 19, 2020 Puts @ 80.00
The ExOne Company * ****	400	341,200	-
June 19, 2020 Calls @ 10.00
VanEck Vectors® Gold Miners ETF *	143	490,776	304,590
January 21, 2022 Calls @ 15.00
Total for Options Purchased (Premiums Paid - $256,243)		$1,491,826	305,390	0.69%

Total Investment Securities			44,237,861	100.57%
(Cost $36,284,877)
Liabilities in Excess of Other Assets			(250,986)	-0.57%
Net Assets			$43,986,875	100.00%

Christopher Weil & Company Core Investment Fund
		Schedule of Call Options Written
		May 31, 2020 (Unaudited)
Underlying Security		Notional	Fair Value
Expiration Date/Exercise Price	Contracts	Amount
SolarEdge Technologies, Inc. *
September 18, 2020 Calls @ 110.00	20	$ 283,800	$ (76,520)
September 18, 2020 Calls @ 140.00	36	510,840	(66,960)
Total (Premiums Received $107,643)		$ 794,640	$ (143,480)

* Non-Income Producing Securities. *** The rate shown was the 7-day yield at May 31, 2020. **** Level 2 Security. The accompanying notes are an integral part of these financial statements.

2020 Semi-Annual Report 4

Christopher Weil & Company Core Investment Fund

Statement of Assets and Liabilities (Unaudited)
May 31, 2020

Assets:
Investment Securities at Fair Value	$44,237,861
(Cost $36,284,877)
Dividends Receivable	23,887
Receivable for Securities Sold	101,908
Receivable for Shareholder Purchases	95,000
Total Assets	44,458,656
Liabilities:
Call Options Written at Fair Value (Premiums Received $107,643)	143,480
Payable for Management Fees	25,431
Payable for Services Fees	15,675
Payable for Securities Purchased	287,195
Total Liabilities	471,781
Net Assets	$43,986,875
Net Assets Consist of:
Paid In Capital	$35,184,811
Total Distributable Earnings	8,802,064
Net Assets, for 3,244,969 Shares Outstanding	$43,986,875
(Unlimited number of shares authorized without par value)

Net Asset Value and Offering Price	$13.56
Per Share ($43,986,875/3,244,969 shares)
Minimum Redemption Price * ($13.56 x 0.98) (Note 2)	$13.29

Statement of Operations (Unaudited)
For the six month period ended May 31, 2020

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $1,353)	$307,810
Total Investment Income	307,810
Expenses:
Management Fees	199,178
Services Fees	99,589
Total Expenses	298,767
Less: Management Fees Waived (Note 4)	(49,795)
Less: Services Fees Waived (Note 4)	(7,617)
Net Expenses	241,355

Net Investment Income (Loss)	66,455

Net Realized and Unrealized Gain (Loss) on Investments, Options Purchased and Options Written:
Net Capital Gain Distributions from Investments	58
Net Realized Gain (Loss) on Investments	1,121,769
Net Realized Gain (Loss) on Options Purchased	(103,292)
Net Realized Gain (Loss) on Options Written	11,535
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,201,819)
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	204,413
Net Change in Unrealized Appreciation (Depreciation) on Options Written	(35,837)
Net Realized and Unrealized Gain (Loss) on Investments, Options Purchased and
Options Written	(3,173)

Net Increase (Decrease) in Net Assets from Operations	$63,282

* Reflects a 2% redemption fee if shares are redeemed within 90 days or less of purchase.

The accompanying notes are an integral part of these financial statements.

2020 Semi-Annual Report 5

Christopher Weil & Company Core Investment Fund

Statements of Changes in Net Assets
	(Unaudited)
	12/1/2019	12/1/2018
	to	to
	5/31/2020	11/30/2019
From Operations:
Net Investment Income (Loss)	$66,455	$87,923
Net Capital Gain Distributions from Investments	58	-
Net Realized Gain (Loss) on Investments, Options Purchased
and Options Written	1,030,012	4,503,038
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Options Purchased and Options Written	(1,033,243)	42,778
Net Increase (Decrease) in Net Assets from Operations	63,282	4,633,739

From Distributions to Shareholders:	(4,633,052)	(4,218,345)

From Capital Share Transactions:
Proceeds From Sale of Shares	4,982,129	1,848,860
Proceeds from Redemption Fees (Note 2)	-	-
Shares Issued on Reinvestment of Dividends	4,633,052	4,218,345
Cost of Shares Redeemed	(2,513,155)	(3,798,509)
Net Increase (Decrease) from Shareholder Activity	7,102,026	2,268,696
Net Increase (Decrease) in Net Assets	2,532,256	2,684,090

Net Assets at Beginning of Period	41,454,619	38,770,529
Net Assets at End of Period	$43,986,875	$41,454,619

Share Transactions:
Issued	386,271	139,974
Reinvested	331,880	357,790
Redeemed	(199,079)	(278,672)
Net Increase (Decrease) in Shares	519,072	219,092
Shares Outstanding Beginning of Period	2,725,897	2,506,805
Shares Outstanding End of Period	3,244,969	2,725,897

The accompanying notes are an integral part of these financial statements.

2020 Semi-Annual Report 6

Christopher Weil & Company Core Investment Fund

Financial Highlights
	(Unaudited)
Selected data for a share outstanding throughout the period:	12/1/2019		12/1/2018	12/1/2017	12/1/2016		12/1/2015		12/1/2014
	to		to	to	to		to		to
	5/31/2020		11/30/2019	11/30/2018	11/30/2017		11/30/2016		11/30/2015
Net Asset Value - Beginning of Period	$15.21		$15.47	$15.71	$13.17		$14.26		$14.70
Net Investment Income (Loss) (a)	0.02		0.03	(0.03)	(0.04)		(0.05)		(0.08)
Net Gains (Loss) on Investments (Realized and Unrealized)	0.03		1.41	1.10	2.66		(0.06)		(0.05)
Total from Investment Operations (b)	0.05		1.44	1.07	2.62		(0.11)		(0.13)
Distributions (From Net Investment Income)	(0.03)		-	-	-		-		-
Distributions (From Capital Gains)	(1.67)		(1.70)	(1.31)	(0.08)		(0.98)		(0.31)
Total Distributions	(1.70)		(1.70)	(1.31)	(0.08)		(0.98)		(0.31)
Proceeds from Redemption Fee (Note 2)	-		-	-	-	+	-	+	-	+
Net Asset Value - End of Period	$13.56		$15.21	$15.47	$15.71		$13.17		$14.26
Total Return (c)	0.04%	*	12.46%	7.38%	20.01%		(0.63)%		(0.93)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$43,987		$41,455	$38,771	$37,974		$36,611		$39,246
Before Waiver
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%		1.50%		1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05%	**	-0.05%	-0.45%	-0.57%		-0.65%		-0.71%
After Waiver
Ratio of Expenses to Average Net Assets (d)	1.21%	**	1.22%	1.22%	1.24%		1.23%		1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets (d)	0.33%	**	0.23%	-0.17%	-0.31%		-0.38%		-0.53%
Portfolio Turnover Rate	52.22%	*	49.35%	50.30%	49.43%		20.58%		62.06%

* Not Annualized.
** Annualized.
+ Amount less than $0.005 per share.
(a) Per share amount calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(d) Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Management and Service Fees. (Note 4)

The accompanying notes are an integral part of these financial statements.

2020 Semi-Annual Report 7

NOTES TO FINANCIAL STATEMENTS
CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
May 31, 2020
(Unaudited)

1.) ORGANIZATION
Christopher Weil & Company Core Investment Fund (the “Fund”) was organized as a series of the PFS Funds (the “Trust”) on December 16, 2011. The Fund is non-diversified. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of May 31, 2020, there were nine series authorized by the Trust. The investment advisor to the Fund is Christopher Weil & Company, Inc. (the “Advisor”). The Fund commenced operations on December 21, 2011. The Fund’s investment objective is to seek long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for the Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days or less of purchase. During the six month period ended May 31, 2020, proceeds from redemption fees were $0.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a fund’s potential loss to the amount of the premium paid and can afford a fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a fund on the expiration date as realized gains on options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. A fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended May 31, 2020, the Fund did not incur any interest or penalties.

2020 Semi-Annual Report 8

Notes to Financial Statements (Unaudited) - continued

USE OF ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual fund based on each fund’s relative net assets or another appropriate basis.

OTHER: The Fund records security transactions based on a trade date for financial statement purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITY VALUATIONS

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Advisor determines that the

2020 Semi-Annual Report 9

Notes to Financial Statements (Unaudited) - continued

market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the fund and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, a purchased option position is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the fair value of the option position. Lacking a last sale price, a written option position is valued at its last ask price except when, in the Advisor’s opinion, the last ask price does not accurately reflect the fair value of the option position. When such bid or ask prices are used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of May 31, 2020:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks (including ADRs)	$35,647,737	$0	$0	$35,647,737
Money Market Funds	8,284,734	0	0	8,284,734
Call Options Purchased	305,390	0	0	305,390
Total	$44,237,861	$0	$0	$44,237,861

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$143,480	$0	$0	$143,480
Total	$143,480	$0	$0	$143,480

The Fund did not hold any level 3 assets during the six month period ended May 31, 2020.

4.) INVESTMENT ADVISORY AGREEMENTS AND SERVICES AGREEMENTS
The Fund has an investment advisory agreement (the “Management Agreement”) with the Advisor. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives a Management Fee equal to 1.00% of the average daily net assets of the Fund. Since April 1, 2015, the Advisor has contractually agreed to waive a portion of its Management Fee such that it will be equal to 0.75% of the Fund’s average daily net assets. This waiver will automatically terminate on March 31, 2021 unless it is renewed by the Advisor. The Advisor will not terminate the waiver prior to March 31, 2021.

As a result of the above calculation, for the six month period ended May 31, 2020, the Advisor earned management fees totaling $199,178. At May 31, 2020, the Fund owed $25,431 to the Advisor. A total of $49,795 of management fees was waived with no recoupment provisions by the Fund for the six month period ended May 31, 2020.

Additionally, the Fund has a Services Agreement with the Advisor (the “Services Agreement”). Under the Services Agreement the Advisor receives an additional fee of 0.50% of the average daily net assets of the Fund and is obligated to pay the operating expenses of the Fund excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Services Fee to 0.20% of the Fund’s average daily net assets greater than $35 million. This waiver will automatically terminate on March 31, 2021 unless it is renewed by the Advisor. The Advisor will not terminate this waiver prior to March 31, 2021.

2020 Semi-Annual Report 10

Notes to Financial Statements (Unaudited) - continued

For the six month period ended May 31, 2020, the Advisor earned services fees of $99,589. At May 31, 2020, the Fund owed the Advisor services fees of $15,675. A total of $7,617 of services fees was waived with no recoupment provisions by the Fund for the six month period ended May 31, 2020.

5.) OPTION TRANSACTIONS
As of May 31, 2020, portfolio securities valued at $794,640 were held by the Fund as collateral for options written by the Fund. For the six month period ended May 31, 2020, the total amount of options written, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

	Number of	Premiums
	Contracts	Received
Options outstanding at November 30, 2019	0	$0
Options written	86	122,561
Options terminated in closing purchase transactions	(30)	(14,918)
Options expired	0	0
Options exercised	0	0
Options outstanding at May 31, 2020	56	$107,643

For the six month period ended May 31, 2020, the total amount of options purchased, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

	Number of	Premiums
	Contracts	Paid
Options outstanding at November 30, 2019	351	$170,911
Options purchased	2,736	462,234
Options terminated in closing sale transactions	(1,016)	(237,716)
Options expired	(1,347)	(134,792)
Options exercised	(51)	(4,394)
Options outstanding at May 31, 2020	673	$256,243

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, are as follows:

	Asset		Liability
	Derivatives		Derivatives
Options purchased:		Options Written
Included In Investment	$305,390	at Fair Value	($143,480)
Securities at Fair Value

Realized and unrealized gains and losses on derivatives contracts entered into during the six month period ended May 31, 2020 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
Equity Contracts	Location	Gain/(Loss)	Location	Gain/(Loss)

Options	Net Realized		Net Change In Unrealized
Purchased	Gain (Loss) on	($103,292)	Appreciation (Depreciation)	$204,413
Options Purchased			on Options Purchased

Options	Net Realized		Net Change In Unrealized
Written	Gain (Loss) on	$11,535	Appreciation (Depreciation)	($35,837)
	Options Written		on Options Written

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in

2020 Semi-Annual Report 11

Notes to Financial Statements (Unaudited) - continued

writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expires. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

During the six month period ended May 31, 2020, the Fund was not subject to any offsetting arrangements.

6.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Advisor.

The Trustees who are not interested persons of the Fund were each paid $750, for a total of $2,250 in Trustees’ fees for the Fund for the six month period ended May 31, 2020 by the Advisor.

7.) INVESTMENTS
For the six month period ended May 31, 2020, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $17,853,399 and $17,990,176, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At May 31, 2020, National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 98.92% of Fund shares. The Trust does not know whether any underlying accounts of National Financial Services, LLC, owned or controlled 25% or more of the voting securities of the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at May 31, 2020 was $36,284,877, and premiums received from options written was $107,643.

At May 31, 2020, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investment securities on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$9,490,319	($1,573,172)	$7,917,147

2020 Semi-Annual Report 12

Notes to Financial Statements (Unaudited) - continued

The tax character of distributions was as follows:

	Six Months Ended	Fiscal Year Ended
	May 31, 2020	November 30, 2019
Ordinary Income	$ 87,922	$ 121,133
Long-term Capital Gain	4,545,130	4,097,212
	$ 4,633,052	$ 4,218,345

10.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of May 31, 2020, the Fund had 29.39% of the value of its net assets invested in stocks within the Information Technology sector.

11.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there have been no events requiring adjustment to or additional disclosure in the financial statements.

2020 Semi-Annual Report 13

DISCLOSURE OF EXPENSES
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. If Fund shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, IRA accounts will be charged an $8.00 annual maintenance fee. Also, your account will be indirectly subject to the expenses of the underlying funds.

The Example is based on an investment of $1,000 invested in the Fund on December 1, 2019, and held through May 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or IRA maintenance fees described above or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2019
	December 1, 2019	May 31, 2020	to May 31, 2020

Actual	$1,000.00	$1,000.36	$6.05

Hypothetical	$1,000.00	$1,018.95	$6.11
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

2020 Semi-Annual Report 14

ADDITIONAL INFORMATION
May 31, 2020
(Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES

Christopher Weil & Company, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s web site at www.cweil.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-550-9266). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Fund at www.cweil.com. For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

APPROVAL OF CONTINUATION OF MANAGEMENT AGREEMENT FOR
THE CHRISTOPHER WEIL & CO. CORE INVESTMENT FUND

At its quarterly meeting held on December 10, 2019, the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement (the “Agreement”) between Christopher Weil & Co. (“CWC”) and the Trust, with respect to the Christopher Weil & Co. Core Investment Fund (the “Fund”). In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by CWC to the Fund; (ii) the investment performance of the Fund and CWC; (iii) the cost of the services to be provided and the profits to be realized by CWC from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) CWC’s practices regarding possible conflicts of interest and other benefits to be realized by CWC.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting by a representative of CWC. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by CWC; (ii) assessments of the investment performance of the Fund by CWC; (iii) commentary on the reasons for the performance; (iv) presentations addressing CWC’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit related information concerning the Fund and CWC; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of CWC; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various materials including, without limitation: (i) documents containing information about CWC, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by CWC from its relationship with the Fund. The Board did not identify any information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

2020 Semi-Annual Report 15

Additional Information (Unaudited) - continued

1. Nature, Extent and Quality of the Services Provided by CWC

In considering the nature, extent, and quality of the services provided by CWC, the Trustees reviewed the responsibilities of CWC under the Agreement. The Trustees reviewed the services provided by CWC including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements. The Trustees considered the coordination of services for the Fund among CWC and the service providers and the Independent Trustees; and the efforts of CWC to promote the Fund and grow assets. The Trustees reflected upon discussions with a representative from CWC at the Meeting about CWC’s efforts to streamline investment and operational activities at CWC. The Trustees evaluated CWC’s principals, including their education and experience. After reviewing the foregoing information and further information in the materials provided by CWC, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by CWC was satisfactory and adequate for the Fund.

2. Investment Performance of the Fund and CWC

In considering the investment performance of the Fund and CWC, the Trustees compared the short-term and long-term performance of the Fund with the performance of the S&P 500 Index, the Fund’s primary benchmark (the “Benchmark”), and to the funds included in Morningstar’s Large Growth Category, the category in which the Fund is placed (the “Category”). The Trustees also compared the Fund’s performance to a sub-set of the Category that included funds with asset levels ranging from $25 million to $60 million (the “Peer Group”). The Trustees noted that for the 1-year, 3-year and 5-year periods ended September 30, 2019 the Fund underperformed the Benchmark and Category average, respectively. They noted that the Fund outperformed Peer Group average for the 1-year period ended September 30, 2019 but trailed the Peer Group average for the 3-year and 5-year periods ended September 30, 2019. The Trustees discussed the investment strategies of the Fund considering the current market conditions, noting that the Fund’s value approach is not designed to keep pace with the market when it is trading at all-time highs. The Board discussed CWC’s decision over the past year to maintain a historically large cash position in the Fund, noting that it has hindered performance relative to the Benchmark, but it is consistent with their strategy. The Trustees also considered the performance of separate accounts managed by the CWC, noting that none of their separate accounts are managed in the same manner as the Fund. After reviewing all the relevant information, discussing the investment performance of the Fund further, as well as CWC’s experience managing the Fund and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and CWC was satisfactory.

3. Costs of the Services to be provided and profits to be realized by CWC

In considering the costs of the services to be provided and profits to be realized by CWC from its relationship with the Fund, the Trustees considered: (1) CWC’s financial condition and the level of commitment to the Fund and CWC by its principals; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by CWC regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for CWC in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to its Category and Peer Group averages. It was noted that the Fund’s management fee of 1.00% was higher than the average management fee for the Category and Peer Group averages which were 0.62% and 0.78%, respectively. The Trustees considered CWC’s decision to continue its agreement with the Fund where it has agreed to reduce its management to 0.75% per annum through at least March 31, 2021. The Trustees then compared the Fund’s expense ratio of 1.23% (as reported in the Fund’s prospectus) to the Category average expense ratio of 1.08% and Peer Group average expense ratio of 1.17%, noting that the Fund’s expense ratio was higher than both the Category and Peer Group averages. The Board was informed that the management fees charged by CWC to its most similar separately managed accounts were comparable to the fees charged to the Fund. The Trustees recognized that under the services agreement with the Fund, CWC was obligated to pay certain expenses of the Fund. The Trustees noted that to date, the Fund has been profitable to CWC at its current asset levels. Based on the foregoing, the Board concluded that the fees to be paid to CWC and the profits to be realized by CWC, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by CWC.

2020 Semi-Annual Report 16

Additional Information (Unaudited) - continued

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that CWC was obligated under a services agreement to pay certain of the Fund’s operating expenses, which had the effect of limiting the overall fees paid by the Fund. It was noted that CWC has committed to waive 0.25% of its 1.00% management fee and a portion of the fees it receives pursuant to the services agreement to 0.20% for assets greater than $35 million and that these fee waivers would be in effect at least until March 31, 2021. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by CWC.

5. Possible conflicts of interest and benefits to CWC

In considering CWC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the principals of CWC; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of CWC’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to CWC’s potential conflicts of interest. Based on the foregoing, the Board determined that CWC’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. The Board considered the fee assessment practices of CWC with respect to separate account clients that invest in the Fund and the potential conflicts of interest that could arise from those practices. CWC noted that it may experience certain cost savings by having the Fund within the Trust, which is made up of other series in which it may share certain expenses. Based on the foregoing, the Board concluded that the practices of CWC with respect to the possible conflicts of interest and benefits to be derived by those entities were acceptable.

The Board then reflected on its in-person discussion with Mr. Hubbert of CWC earlier in the Meeting. Next, the Independent Trustees and Counsel met in executive session to discuss the continuation of the Agreement. The officers of the Trust and others present at the Meeting were excused during this discussion.

After further review and discussion, the Board determined that the best interests of the Fund’s shareholders were served by the renewal of the Agreement.

2020 Semi-Annual Report 17

Investment Advisor
Christopher Weil & Company, Inc.

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

Legal Counsel
Practus, LLP

Transfer Agent
Mutual Shareholder Services, LLC

This report is provided for the general information of the shareholders of the Christopher
Weil & Company Core Investment Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Christopher Weil & Company Funds
11236 El Camino Real, Suite 200
San Diego, California 92130
1-888-550-9266
www.cweil.com

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/28/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/28/20

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 7/28/20